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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):                April 29, 2002


                          THE COLONIAL BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         1-13508                        63-0661573
-----------------------------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification No.)
 incorporation or organization)
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                               One Commerce Street
                            Montgomery, Alabama 36104
                   ------------------------------------------
                    (Address of principle executive offices)

                                 (334) 240-5000
                      -----------------------------------
                         (Registrant's telephone number)

Item 7. Financial Statements and Exhibits
        ---------------------------------

        The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K:

        Exhibit No.   Exhibit
        -----------   -------

        99.1          Presentation at Gulf South Banking Conference on April 30,
                      2002

Item 9. Regulation FD Disclosure
        ------------------------

        Colonial BancGroup ("BancGroup") is furnishing this Current Report on
Form 8-K with respect to a presentation being made by management of BancGroup on April 30, 2002 at the Gulf South Banking Conference. Attached hereto and incorporated herein as Exhibit 99.1 is the text of that presentation. This presentation contains "forward-looking statements" within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities; (i) an inability of BancGroup to realize elements of its strategic plans for 2002 and beyond; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; and (iv) changes which may occur in the regulatory environment. When used in this presentation, the words
"believes," "estimates," "plans," "expects," "should," "may," "might,"
"outlook," and "anticipates," and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COLONIAL BANCGROUP

                                                 By: /s/ W. Flake Oakley, IV
                                                 ----------------------------
                                                 W. Flake Oakley, IV
                                                 Its: Chief Financial Officer


Date: April 29, 2002